SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS AND PROSPECTUS

DWS Global Small Cap Fund

Due to a compliance date extension by the Securities and Exchange Commission, changes to the 80% investment policy and related disclosures that were to be effective December 11, 2025 will now be effective on or about June 11, 2026.
Please Retain This Supplement for Future Reference
March 26, 2025
PROSTKR25-11